UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)  September 24, 2002

Merlin Software Technologies International, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-27189
(Commission File Number)

88-0398103
(IRS Employer Identification No.)

4370 Dominion Street, 3rd Floor
Burnaby, British Columbia, Canada V5G 4L7
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (604) 320-7227

Not applicable
(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure

Effective September 24, 2002, Trevor McConnell resigned his positions of Chief Financial Officer and a director of Merlin. Mr. McConnell with remain an employee with our company as Manager of Finance and Operations.

Item 7. Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERLIN SOFTWARE TECHNOLOGIES INTERNATIONAL, INC.

Date: October 3, 2002

/s/ William Johnson
__________________________________
William Johnson, Chief Executive Officer